UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2010

OTEEGEE INNOVATIONS, INC.
 (Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-149552	75-3266961
(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd. Suite D155
Las Vegas, NV, 89103
_______________________________________________
(Address of principal executive offices and zip code)

1-800-854-7970
____________________________________________
(Registrant’s telephone number including area code)
_______________________________
(Former Name and Former Address)

Copy to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2010, Oteegee Innovations, Inc., a Nevada corporation (the “Company”) closed a share exchange agreement (the “Agreement”) with Oteegee International Holdings Limited, a company incorporated in Hong Kong (“Oteegee International”). Pursuant to the Agreement, on May 11, 2010 the Company issued 61,647,250 shares of common stock pending the close of the Agreement in exchange for 4,000 common shares representing 40% of Oteegee International.  Oteegee International holds the exclusive international marketing and distribution rights to all current and future technologies developed and manufactured by Oteegee IPR Limited. The Company and Oteegee International will respectively handle the North American and International marketing and distribution of the technologies developed and manufactured by Oteegee IPR Limited.

In addition, OTGI has agreed to raise the First Phase Funding (as defined in the Agreement) within thirty days of the Agreement being executed.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement set forth in Item 1.01,  we issued 61,647,250 shares of our Common Stock to Oteegee International.

Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 9.01.  Financial Statements and Exhibits.

 (d) Exhibits:

10.1           Non-binding Letter of Intent by and between the Company and Grail Semiconductor, dated as of March 12, 2010.*
10.2           Share Exchange Agreement
99.1           Press Release

* Filed March 18, 2010 on Form 8-K incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAY BY THE DAY HOLDINGS, INC.

Date: July 9, 2010	By:	/s/ Jordan Starkman
Jordan Starkman
Chief Executive Officer

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